UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 26, 2006
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas (Address of principal executive offices)	77478 (Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
ITEM 2.02. Results of Operations and Financial Condition.
     This report is furnished in accordance with General Instruction B.2 of Form 8-K.
     On January 26, 2006, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of such press release is included as Exhibit 99.1 and will be published in the “Newsroom” area on the Registrant’s web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
ITEM 7.01. Regulation FD Disclosure.
     The Registrant hereby incorporates by reference into this Item 7.01 the following paragraph contained in the Noble Corporation press release dated January 26, 2006, which is included in this Form 8-K as Exhibit 99.1:
     On December 23, 2005, the Company acquired, directly and indirectly, 21,095,600 Class A shares and 2,501,374 Class B shares of Smedvig ASA (“Smedvig”). The purchase price for the Class A shares was NOK 200.00 per share and for the Class B shares was NOK 150.00 per share, totaling NOK 4,594,326,100 (or approximately US$691 million). The Company financed the acquisition of the Smedvig shares with an aggregate of $700 million in new debt borrowings. On January 23, 2006, SeaDrill Limited, a Bermudian limited company (“SeaDrill”), reported that SeaDrill had received acceptances for a total of 24,876,009 Class A shares and 15,417,402 Class B shares of Smedvig under the voluntary offer conducted by SeaDrill for shares of Smedvig. SeaDrill further reported that, including its already owned shares, SeaDrill controlled 51.24 percent of the Class A shares and 52.47 percent of the Smedvig capital. SeaDrill has expressed its intention to put forward a mandatory offer in Norway together with a tender offer in the United States to all remaining shareholders in Smedvig as soon as practically possible. As a result of the foregoing, the Company is currently reviewing available alternatives relative to the Company’s investment in Smedvig shares. The Company has no present plans or intention to make an offer for the balance of the shares of Smedvig the Company does not own. The Company continues to reserve the right to pursue all options available to it.
ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Noble Corporation Press Release dated January 26, 2006, announcing the financial results for the quarter and year ended December 31, 2005.

FORM 8-K
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: January 26, 2006	By:	/s/ BRUCE W. BUSMIRE

Bruce W. Busmire,
Senior Vice President and Chief Financial Officer

FORM 8-K
INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Noble Corporation Press Release dated January 26, 2006, announcing the financial results for the quarter and year ended December 31, 2005.

4